                     STATEMENT TO MARINE CERTIFICATEHOLDERS
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

         Month                                                                                      Jan-98
         Collection Period                                                                                1/1/98
         Determination Date                                                                              2/11/98
         Deposit Date                                                                                    2/13/98
         Distribution Date                                                                               2/17/98

         MARINE POOL BALANCE
              Marine Pool Balance on the close of the last day of the Collection
                  Period (Record Date)                                                            110,452,143.91
              Marine Certificate Factor                                                               91.4310784%
              Marine Ending Certificate Balance (per $1,000 certificate)                                  914.31
              Liquidation Proceeds                                                                     59,400.00
              Purchase Amounts                                                                                --

         AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
              Interest Payments:
              Monthly Interest Payment                                                                   4.94280
              Carry-Over Monthly Interest Payment                                                             --
              Total Marine Interest Payment                                                              4.94280

              Marine Principal Payments:
              Monthly Marine Principal Payment                                                          19.75554
              Carry-Over Monthly Marine Principal Payment                                                     --
              Total Marine Principal Payment                                                            19.75554

              Marine Servicing Fee:
              Marine Servicing Fee                                                                       0.58379
              Carry-Over Monthly Marine Servicing Fee                                                         --
              Total Marine Servicing Fee                                                                 0.58379

                       STATEMENT TO RV CERTIFICATEHOLDERS
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

         Month                                                                                      Jan-98
         Collection Period                                                                                1/1/98
         Determination Date                                                                              2/11/98
         Deposit Date                                                                                    2/13/98
         Distribution Date                                                                               2/17/98

         RV POOL BALANCE
              RV Pool Balance on the close of the last day of t he Collection Period (Record Date) 44,219,165.72
              RV Certificate Factor                                                                   91.3873364%
              RV Ending Certificate Balance (per $1,000 certificate)                                      913.87
              Liquidation Proceeds                                                                     46,350.00
              Purchase Amounts                                                                                --

         AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
              Interest Payments:
              Monthly RV Interest Payment                                                                4.87575
              Carry-Over Monthly RV Interest Payment                                                          --
              Total RV Interest Payment                                                                  4.87575

              RV Principal Payments:
              Monthly RV Principal Payment                                                              22.27046
              Carry-Over Monthly RV Principal Payment                                                         --
              Total RV Principal Payment                                                                22.27046

              RV Servicing Fee:
              RV Servicing Fee                                                                           0.58509
              Carry-Over Monthly RV Servicing Fee                                                             --
              Total RV Servicing Fee                                                                     0.58509

                      MONTHLY MARINE SERVICERS CERTIFICATE
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

         Month                                                                                      Jan-98
         Collection Period                                                                              1-Jan-98
         Determination Date                                                                            11-Feb-98
         Deposit Date                                                                                  13-Feb-98
         Distribution Date                                                                             17-Feb-98

         MARINE POOL BALANCE
             Marine Pool Balance on the close of the last day of the preceding
                Collection Period                                                                 112,838,671.89
             Marine Principal Collections                                                           2,235,862.41
             Purchase Amounts with respect to Marine Receivables allocable to Principal                       --
             Defaulted Marine Receivables                                                             150,665.57
             Marine Pool Balance on the close of the last day of the Collection Period            110,452,143.91

             Original Marine Pool Balance                                                         120,803,719.92

             Marine Pool Factor                                                                       91.4310784%

             Preference Amounts with respect to Marine Receivables                                            --

             Marine Pass-Through Rate                                                                     6.3500%
             Marine Servicing Fee Rate                                                                    0.7500%

         MARINE AVAILABLE FUNDS
             Marine Collections allocable to interest                                               1,168,770.91
             Purchase Amounts with respect to Marine Receivables allocable to interest                        --
             Liquidation Proceeds with respect to Marine Receivables                                   59,400.00
             Marine Collections allocable to principal                                              2,235,862.41
             Purchase Amounts with respect to Marine Receivables allocable to principal                       --
             Other Marine Available Funds                                                                     --
             Total Marine Available Funds                                                           3,464,033.32

         MARINE INTEREST PAYMENT
              Monthly Marine Interest Payment                                                         597,104.64
              Carry-Over Monthly Marine Interest                                                              --
              Total                                                                                   597,104.64

         MARINE PRINCIPAL PAYMENT
              Monthly Marine Principal Payment                                                      2,386,527.98
              Carry-Over Monthly Marine Principal                                                             --
              Total                                                                                 2,386,527.98

         MARINE SERVICING FEE
              Servicing Marine Fee                                                                     70,524.17
              Carry-Over Monthly Marine Servicing Fee                                                         --
              Total                                                                                    70,524.17

         MARINE RESERVE ACCOUNT CROSS SUPPORT
              Marine Reserve Account Cross Collateral Withdrawal Amounts from prior
                    Distribution Dates                                                                        --
              Amount required to fully fund Marine Reserve Account                                  1,120,172.77
              Total Owed to Reimburse Marine Cross Collateral Withdrawal Account                              --

         DEPOSIT TO MARINE CERTIFICATE ACCOUNT
              Marine Available Funds                                                                3,464,033.32
              RV Available Funds distributable to Marine Certificates
              Marine Reserve Account Withdrawal Deposit                                                       --
              RV Reserve Account Cross Collateral Withdrawal Amount                                           --
              Surety Bond Drawing Deposit                                                                     --
              Total Deposit to the Marine Certificate Account                                       3,464,033.32

         DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
              Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest              597,104.64
              Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal          2,386,527.98
              Preference Amounts with respect to Marine Receivables
              Marine Servicing Fee and any Carry-Over Marine Servicing Fee                             70,524.17
              Distributions to the Surety Bond Provider                                                11,283.87
              Shortfall in RV Certificate Account                                                             --
              Distributions to shortfall in RV Certificate Account                                            --
              Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                --
              Distribution to the Marine Reserve Account                                              398,592.66
              Distribution to the RV Reserve Account                                                          --
              Distributions to the Depositor                                                                  --

              Carry-Over Monthly Marine Interest to the next Distribution Date                                --
              Carry-Over Monthly Marine Principal to the next Distributions Date                              --
              Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                           --

         MARINE  RESERVE ACCOUNT

              Marine Reserve Account Balance as of the end of the preceding Collection Period       1,790,072.78
              Earnings from investments on the Marine Reserve Account                                   4,726.10
              Marine Reserve Account Withdrawals                                                              --
              Marine Reserve Account Cross Collateral Withdrawal Amounts                                      --
              Deposits to the Marine Reserve Account                                                  398,592.66
              Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                     --
              Deposits to Marine Reserve Account from RV Available Funds                                      --
              Marine Reserve Account Balance                                                        2,193,391.54
              Distributions of any excess amounts on deposit in the Marine Reserve Account                    --
              Ending Marine Reserve Account Balance                                                 2,193,391.54

              Marine Reserve Account Balance as a % of the Marine Pool Balance                            1.9858%
              Specified Marine Reserve Account Requirement                                          3,313,564.32
              Amount needed to fully fund Marine Reserve Account                                    1,120,172.77
              Required Surety Bond Amount                                                         112,838,671.89
              Surety Bond amount on the previous Distribution Date                                115,141,484.57
              Payments made with respect Surety Principal Draws                                               --
              Payments received with respect to unreimbursed Surety Principal Draws                           --
              Surety Bond Amount for the current Distribution Date                                112,838,671.89

         SURETY BOND
              Total Surety Draws                                                                              --
              Surety Bond Fee                                                                          11,283.87
              Amount Owed to Surety Bond Provider                                                      11,283.87
              Surety Bond Fee Paid                                                                     11,283.87
              Payments made to the Surety Bond Provider                                                11,283.87
              Surety Bond Fee Outstanding                                                                     --
              Remaining Amounts Owed to the Surety Bond Provider                                              --

         NET CREDIT LOSS RATIO
              Net Credit Losses                                                                        91,265.57
              Average Net Credit Loss Ratio - Annualized                                                    0.46%

         DELINQUENCY ANALYSIS
              Number of Loans
              30 to 59 days past due                                                                         171
              60 to 89 days past due                                                                          56
              90 or more days past due                                                                        86
              Total                                                                                          313

              Principal Balance
              30 to 59 days past due                                                                1,609,469.76
              60 to 89 days past due                                                                  571,518.28
              90 or more days past due                                                                962,485.54
              Total                                                                                 3,143,473.58

              Delinquency Ratio - 60+ Day Delinquent Accounts
              For the current Collection Period                                                           1.3888%
              For the preceding Collection Period                                                         1.2661%
              For the second preceding Collection Period                                                  0.6999%
              For the third preceding Collection Period                                                   0.3836%
              Average 3 month 60 Day + Delinquency Ratio                                                  1.1183%
              Average 4 month 60 Day + Delinquency Ratio                                                  0.9346%

         REPOSSESSION ANALYSIS
              Current Balance of Contracts where Repossession Occurred in the Current Month           181,319.78
              Number of Contracts where Repossession Occurred in the Current Month                         16.00

         WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
              Weighted Average Coupon                                                                    11.5338%
              Weighted Average Original Term (months)                                                     128.71
              Weighted Average Remaining Term (months)                                                        97
              Number of Outstanding Accounts-End of Period                                                10,349

         CASH SETTLEMENT FOR THE TRUSTEE
              Total Deposit to the Marine Collection Account                                        3,464,033.32
              Marine Servicing Fee                                                                     70,524.17
              Marine Interest allocable to the Seller's Certificate                                         3.56
              Marine Principal amount allocable to the Seller's Certificate                                14.22
              Wire Funds to the Surety Bond Provider                                                   11,283.87
              Net Deposit to the Marine Certificate Account - Excluding Amounts Due to Seller       3,382,207.50
              Wire Funds to the Marine Certificateholders - Interest Amounts                          597,101.08
              Wire Funds to the Marine Certificateholders - Interest Amounts                        2,386,513.76
              Deposit Funds into the Marine Reserve Account                                           398,592.66
              Wire Funds to NationsCredit                                                                     --

                         Approved by: /s/ LAWRENCE ANGELILLI
                                     -----------------------------------
                                     Authorized Signer

                        MONTHLY RV SERVICERS CERTIFICATE
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

         Month                                                                                          Jan-98
         Collection Period                                                                              1-Jan-98
         Determination Date                                                                            11-Feb-98
         Deposit Date                                                                                  13-Feb-98
         Distribution Date                                                                             17-Feb-98

         RV POOL BALANCE
              RV Pool Balance on the close of the last day of the preceding Collection Period      45,296,756.25
              RV Principal Collections                                                                975,212.83
              Purchase Amounts with respect to RV Receivables allocable to Principal                          --
              Defaulted RV Receivables                                                                102,377.70
              RV Pool Balance on the close of the last day of the Collection Period                44,219,165.72

              Original RV Pool Balance                                                             48,386,535.24

              RV Pool Factor                                                                          91.3873364%

              Preference Amounts with respect to RV Receivables                                               --

              RV Pass-Through Rate                                                                        6.2500%
              RV Servicing Fee Rate                                                                       0.7500%

         RV AVAILABLE FUNDS
              RV Collections allocable to interest                                                    468,290.46
              Purchase Amounts with respect to RV Receivables allocable to interest                           --
              Liquidation Proceeds with respect to RV Receivables                                      46,350.00
              RV Collections allocable to principal                                                   975,212.83
              Purchase Amounts with respect to RV Receivables allocable to principal                          --
              Other RV Available Funds                                                                        --
              Total RV Available Funds                                                              1,489,853.29

         RV INTEREST PAYMENT
              Monthly RV Interest Payment                                                             235,920.61
              Carry-Over Monthly RV Interest                                                                  --
              Total                                                                                   235,920.61

         RV PRINCIPAL PAYMENT
              Monthly RV Principal Payment                                                          1,077,590.53
              Carry-Over Monthly RV Principal                                                                 --
              Total                                                                                 1,077,590.53

         RV SERVICING FEE
              RV Servicing Fee                                                                         28,310.47
              Carry-Over Monthly RV Servicing Fee                                                             --
              Total                                                                                    28,310.47

         RV RESERVE ACCOUNT CROSS SUPPORT
              RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates            --
              Amount required to fully fund RV Reserve Account                                        598,972.70
              Total Owed to Reimburse RV Cross Collateral Withdrawal Account                                  --

         DEPOSIT TO RV CERTIFICATE ACCOUNT
              RV Available Funds                                                                    1,489,853.29
              Marine Available Funds distributable to RV Certificates
              RV Reserve Account Withdrawal Deposit                                                           --
              Marine Reserve Account Cross Collateral Withdrawal Amount                                       --
              Surety Bond Drawing Deposit                                                                     --
              Total Deposit to the RV Certificate Account                                           1,489,853.29

         DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
              Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                      235,920.61
              Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                  1,077,590.53
              Preference Amounts with respect to RV
              Receivables RV Servicing Fee and any Carry-Over
              RV Servicing Fee                                                                         28,310.47
              Distributions to the Surety Bond Provider                                                 4,529.68
              Shortfall in Marine Certificate Account                                                         --
              Distribution to shortfall in Marine Certificate Account                                         --
              Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts            --
              Distributions to the RV Reserve Account                                                 143,502.01
              Distribution to the Marine Reserve Account                                                      --
              Distributions to the Depositor                                                                  --

              Carry-Over Monthly RV Interest to the next Distribution Date                                    --
              Carry-Over Monthly RV Principal to the next Distributions Date                                  --
              Carry-Over Monthly RV Servicing Fee to the next Distribution Date                               --

         RV RESERVE ACCOUNT

              RV Reserve Account Balance as of the end of the preceding Collection Period           1,679,045.47
              Earnings from investments on the RV Reserve Account                                      10,533.94
              RV Reserve Account Withdrawals                                                                  --
              RV Reserve Account Cross Collateral Withdrawal Amounts                                          --
              Deposits to the RV Reserve Account                                                      143,502.01
              Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                         --
              Deposits to RV Reserve Account from Marine Available Funds                                      --
              RV Reserve Account Balance                                                            1,833,081.42
              Distributions of any excess amounts on deposit in the RV Reserve Account                        --
              Ending RV Reserve Account Balance                                                     1,833,081.42

              RV Reserve Account Balance as a % of the RV Pool Balance                                    4.1454%
              Specified RV Reserve Account Requirement                                              2,432,054.11
              Amount needed to fully fund RV Reserve Account                                          598,972.70

         SURETY BOND
              Required Surety Bond Amount                                                          45,296,756.25
              Surety Bond amount on the previous Distribution Date                                 46,306,956.89
              Payments made with respect Surety Principal Draws                                               --
              Payments received with respect to unreimbursed Surety Principal Draws                           --
              Surety Bond Amount for the current Distribution Date                                 45,296,756.25

              Total Surety Draws                                                                              --
              Surety Bond Fee                                                                           4,529.68
              Amount Owed to Surety Bond Provider                                                       4,529.68
              Surety Bond Fee Paid                                                                      4,529.68
              Payments made to the Surety Bond Provider                                                 4,529.68
              Surety Bond Fee Outstanding                                                                     --
              Remaining Amounts Owed to the Surety Bond Provider                                              --

         NET CREDIT LOSS RATIO
              Net Credit Losses                                                                        56,027.70
              Average Net Credit Loss Ratio                                                                 0.88%

         DELINQUENCY ANALYSIS
              Number of Loans
              30 to 59 days past due                                                                          50
              60 to 89 days past due                                                                          13
              90 or more days past due                                                                        21
              Total                                                                                           84

              Principal Balance
              30 to 59 days past due                                                                  620,221.33
              60 to 89 days past due                                                                  200,727.94
              90 or more days past due                                                                192,256.12
              Total                                                                                 1,013,205.39

              60 Day + Delinquency Ratio
              For the current Collection Period                                                           0.4348%
              For the preceding Collection Period                                                         0.6725%
              For the second preceding Collection Period                                                  0.4946%
              For the third preceding Collection Period                                                   0.5099%
              Average 3 month 60 Day + Delinquency Ratio                                                  0.5340%
              Average 4 month 60 Day + Delinquency Ratio                                                  0.5279%


         REPOSSESSION ANALYSIS
              Current Balance of Contracts where Repossession Occurred in the Current Month            13,325.77
              Number of Contracts where Repossession Occurred in the Current Month                          2.00

         WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
              Weighted Average Coupon                                                                    11.5124%
              Weighted Average Original Term (months)                                                     140.99
              Weighted Average Remaining Term (months)                                                        95
              Number of Outstanding Accounts-End of Period                                                 3,569

         CASH SETTLEMENT FOR THE TRUSTEE
              Total Deposit to the RV Collection Account                                            1,489,853.29
              RV Servicing Fee                                                                         28,310.47
              RV Interest allocable to the Seller's Certificate                                             0.00
              RV Principal amount allocable to the Seller's Certificate                                     0.01
              Wire Funds to the Surety Bond Provider                                                    4,529.68
              Net Deposit to the RV Certificate Account - Excluding Amounts Due to Seller           1,457,013.14
              Wire Funds to the RV Certificateholders - Interest Amounts                              235,920.60
              Wire Funds to the RV Certificateholders - Principal Amounts                           1,077,590.52
              Deposit Funds into the RV Reserve Account                                               143,502.01
              Wire Funds to NationsCredit                                                                     --

                              Approved by: /s/ LAWRENCE ANGELILLI
                                          ------------------------------------
                                          Authorized Signer